UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         October 4, 2004
                                                -------------------------------



                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

          Maryland                      1-1553                  52-0248090
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)

701 East Joppa Road, Towson, Maryland                      21286
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code         410-716-3900
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 4, 2004, the Corporation announced that it has completed the purchase of the Tools Group from Pentair, Inc., which was previously announced on July 19, 2004. Under the purchase agreement, the Corporation acquired the Tools Group for a purchase price of approximately $775 million in cash. The final purchase price is subject to customary adjustments based upon changes in the net assets of the Tools Group through the closing date. The Tools Group includes the Porter-Cable, Delta, DeVilbiss Air Power, Oldham Saw and FLEX businesses.

Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated October 4, 2004.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial  statements  of  businesses  acquired.
    The financial statements required by Item 9.01(a) will be filed by amendment as soon as practicable within the time period specified in Item 9.01(a) (4) of Form 8-K.

(b) Pro  forma  financial  information.
    The pro forma financial information required by Item 9.01(b) will be filed by amendment as soon as practicable within the time period specified in Item 9.01(a)(4) of Form 8-K.

(c) Exhibits.

    Exhibit 2 The Purchase Agreement between the Black & Decker Corporation and Pentair, Inc. dated as of July 16, 2004 included in the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 27, 2004 is incorporated herein by reference.

    Exhibit 99    Press Release of the Corporation dated October 4, 2004.



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                                      -3-


                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE BLACK & DECKER CORPORATION


                                               By: /s/ CHRISTINA M. MCMULLEN
                                                   -----------------------------
                                                   Christina M. McMullen
                                                   Vice President and Controller



Date: October 4, 2004